Exhibit 10.19

FIRST AMENDMENT
TO
AMENDED AND RESTATED
CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of November 25, 2025, is entered into by and among DOCGO INC., a Delaware corporation and any other party identified on the signature pages hereto as a “Borrower” (each a “Borrower” and collectively, jointly and severally, the “Borrowers”), certain subsidiaries of the Borrowers identified on the signature pages hereto as a “Guarantor (each a “Guarantor” and collectively, jointly and severally, the “Guarantors”), the Lenders from time to time party thereto (each a “Lender” and, collectively, the “Lenders”), and CITIBANK, N.A., a national banking association (“Citibank”), acting not individually but as agent and security trustee on behalf of, and for the benefit of, the Lenders and all other Secured Parties (in such capacity, together with its successors and assigns, if any, in such capacity, herein called the “Administrative Agent”), with reference to the following facts:
RECITALS
A.WHEREAS, Borrowers, Guarantors, Lenders and Administrative Agent entered into that certain Amended and Restated Credit Agreement dated as of August 7, 2025 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”); and

B.WHEREAS, Loan Parties, Lenders and Administrative Agent wish to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE I
DEFINITIONS
Section 1.01 Defined Terms. Any and all initially-capitalized terms used in this Amendment (including, without limitation, in the Recitals to this Amendment), without definition shall have the respective meanings specified in the Credit Agreement.

ARTICLE II
AMENDMENTS TO CREDIT AGREEMENT
Section 2.01     New Definitions. Section 1.1 of the Credit Agreement is amended by adding the following definitions thereto in alphabetical order:

    “Shift Date” means, with respect to any Receivable, the date on which the related services to the applicable patient were completed.

Section 2.02    Amendment to the Definition of “Deemed Borrowing Base Period” in Section 1.1 of the Credit Agreement. The definition of “Borrowing Base” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Deemed Borrowing Base Period” means the period from the Closing Date until the earlier of (a) the date that each of the initial Borrowing Base Certificate is delivered after completion of the Initial Field Exam and (b) December 7, 2025.

Section 2.03    Amendment to the Definition of “Eligible Receivables” in Section 1.1 of the Credit Agreement. The final paragraph of the definition of “Borrowing Base” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Notwithstanding the above, (i) solely during the Deemed Borrowing Base Period, the Borrowing Base shall be deemed to be an amount equal to the Deemed Borrowing Base; provided, that, unless otherwise agreed by the Administrative Agent in is Permitted Discretion, if the Initial Field Exam is not completed prior to the end of the Deemed Borrowing Base Period, the Borrowing Base shall be deemed to be zero upon the termination of the Deemed Borrowing Base Period, (ii) the aggregate amount of the Borrowing Base calculated based on Eligible Receivables owed by an Account Debtor that is a Governmental Authority shall be subject to a dollar amount limit determined by Administrative Agent and (iii) Administrative Agent may adjust the advance rate applicable to Eligible Receivables owed by an Account Debtor that is a Governmental Authority based on the net collection value of such Receivables as reported to Administrative Agent by Borrowers.

Section 2.04    Amendment to the Definition of “Eligible Receivables” in Section 1.1 of the Credit Agreement. Clauses (ii) and (viii) of the definition of “Eligible Receivables” set forth in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

(ii)    With respect to (w) New York Receivables (other than Aged New York Receivables, Receivables which are unpaid for more than 120 days after the original invoice date, (x) Aged New York Receivables which are unpaid for more than a time period determined by Agent in its Permitted Discretion but in any event not greater than 360 days after the original invoice date, (y) with respect to Medicare Receivables, Receivables which are unpaid for more than 180 days after the Shift Date or 120 days from the original invoice date, and (z) with respect to all other Receivables, Receivables which are unpaid more than 120 days after the Shift Date, or more than 90 days after the original invoice date;

(viii)    Receivables with respect to which (x) payment has been extended or (y) other than with respect to Medicare, Medicaid, New York Receivables and commercial/third party insurance providers, the Account Debtor has made a partial payment;

Section 2.05 Amendment to the Definition of “Total Revolving Exposure” in Section 1.1 of the Credit Agreement. The definition of “Total Revolving Exposure” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Total Revolving Exposure” means, (i) as to any Revolving Lender at any time, the Revolving Exposure of such Revolving Lender at such time and (ii) as to all Revolving Lenders at any time, the aggregate Revolving Exposure of all Revolving Lenders at such time.

Section 2.06 Amendment to Section 6.09(a)(i) of the Credit Agreement. Section 6.19(a)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(i)    Monthly, not later than the thirtieth (30th) day of the following fiscal month, a certificate signed by the chief financial officer or controller of Borrower substantially in the form of Exhibit R or otherwise acceptable to Agent (a “Borrowing Base Certificate”), calculating the Borrowing Base and detailing the Eligible Receivables, containing a detailed calculation of Excess Availability as of the last day of the preceding fiscal month (or as of a more recent date as Agent may from time to time request), which shall be prepared by or under the supervision of the chief financial officer or controller of Borrower and certified by such officer; provided that, (A) upon the occurrence of an Increased Reporting Event, and continuing on a weekly basis until the end of the corresponding Increased Reporting Period, Borrower shall deliver the Borrowing Base Certificate and other reporting described above weekly, on the second Business Day of each calendar week, as of the last Business Day of the preceding calendar week and (B) if during any calendar quarter, the Total Revolving Exposure is $0 (for the purpose of calculating Revolving Exposure under this clause (B), no Letters of Credit shall be deemed outstanding so long the aggregate face amount of outstanding Letters of Credit are less than $3,000,000) and Excess Availability is greater than 75% of the Line Cap, Borrower is only required to deliver Borrowing Base Certificates on a quarterly basis within thirty (30) days after the end of each quarter and together with any request for a Revolving Loan or Letter of Credit.

Section 2.07 Amendment to Section 6.18(a) of the Credit Agreement. Section 6.18(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) By no later than January 1, 2026 (or a later date as determined by Administrative Agent in its discretion), maintain Citibank and its Affiliates as the primary depository institution for all of the cash management needs of the Loan Parties and deliver Qualifying Control Agreements satisfactory to the Administrative Agent.

ARTICLE III
CONDITIONS TO EFFECTIVENESS

Section 3.01 Conditions Precedent. This Amendment shall become effective on the date (“First Amendment Effective Date”) when each of the following conditions, in each case, in form and substance satisfactory to Administrative Agent, have been fulfilled or waived in writing:

(a)     This Amendment. The Administrative Agent, or its counsel, shall have received counterparts of this Amendment, duly executed by the Loan Parties, Lenders and Administrative Agent.

(b)     No Default. No Default or Event of Default shall have occurred and be continuing or would result thereafter, after giving effect to this Amendment.

ARTICLE IV
MISCELLANEOUS

Section 4.01 Acknowledgment by Loan Parties. Each Loan Party party hereto hereby represents and warrants that, on and as of the First Amendment Effective Date, the execution and delivery of this Amendment and compliance by each Loan Party with all of the provisions of this Amendment: (a) are within the powers and purposes of each Loan Party; (b) have been duly authorized or approved by the board of directors or managers of each Loan Party; and (c) when executed and delivered by or on behalf of each Loan Party, will constitute valid and binding obligations of each Loan Party, enforceable in accordance with their terms.

Section 4.02 Representations and Warranties. All representations and warranties made by each Loan Party in the Credit Agreement and in the other Loan Documents are true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are qualified or modified by materiality in the text thereof) with the same effect as though such representations and warranties were made on and as of the First Amendment Effective Date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are qualified or modified by materiality in the text thereof) as of such earlier date).

Section 4.03 Amendment as Loan Document. This Amendment shall constitute a Loan Document under the Credit Agreement. Any provision of any Loan Document which applies to Loan Documents generally shall apply to this Amendment.

Section 4.04 Reference to Credit Agreement. The Credit Agreement, each of the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

Section 4.05 Reaffirmation. Each Loan Party consents to the amendment of the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Amendment, or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed, in each case as amended by this Amendment.
Section 4.06 Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
Section 4.07 APPLICABLE LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT

OR EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND DECISIONS OF THE STATE OF NEW YORK. Sections 11.14, and 11.15 of the Credit Agreement shall hereby be incorporated by reference, mutatis mutandis.
Section 4.08 Entire Agreement; Successors and Assigns; Interpretation. This Amendment and the other Loan Documents constitute the entire agreement among the parties, supersede any prior written and verbal agreements among them with respect to the subject matter hereof and thereof, and shall bind and benefit the parties and their respective successors and permitted assigns. This Amendment shall be deemed to have been jointly drafted, and no provision of it shall be interpreted or construed for or against a party because such party purportedly prepared or requested such provision, any other provision, or this Amendment as a whole.
Section 4.09 Counterparts; Electronic Execution. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 4.10 Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the meaning or construction of any provision of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment by their respective duly authorized officers as of the date first written above.

BORROWERS:	DOCGO, INC., a Delaware corporation By: /s/ Norman Rosenberg Name: Norman Rosenberg Title: Chief Financial Officer
GUARANTORS:
AF DE LNZ, LLC,
as a Guarantor

By: /s/ Norman Rosenberg________
Name: Norman Rosenberg
Title: Chief Financial Officer

AF WI LNZ, LLC,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

AF WI, LLC,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

AMBULNZ AL, LLC,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

AMBULNZ CO LLC,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

AMBULNZ COMMUNITY PARTNERS LTD. ,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

AMBULNZ HOLDINGS, LLC,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

AMBULNZ NY 2, LLC,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

AMBULNZ NY 3, LLC,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

AMBULNZ NY 5, LLC,

as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

AMBULNZ NY, LLC,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

AMBULNZ RE 1, LLC,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

AMBULNZ TN, LLC,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

AMBULNZ TX, LLC,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

AMBULNZ UK LTD.
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

AMBULNZ UK, LLC,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

AMBULNZ WI, LLC,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

AMBULNZ, INC.,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

AMBULNZ-FMC NORTH AMERICA LLC,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

AMBULNZ GA, LLC,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

AZ AMBULETTE, LLC,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

CARDIAC RMS LLC,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

CENTURY AMBULANCE SERVICE INC.,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

COMMUNITY AMBULANCE SERVICE LTD,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

CRMS DG, LLC,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

DARA TECHNOLOGIES, LLC,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

DOCGO EMS TRAINING CENTER, LLC,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

DOCGO MOBILE HEALTH SUPPLIES LLC,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

EMS DIRECT, LLC,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

EXCEPTIONAL MEDICAL
TRANSPORTATION, LLC,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

GOVERNMENT MEDICAL SERVICES, LLC,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

HEARTWATCH SOLUTIONS, LLC,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

LJH AMBULANCE, INC.,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

LOCATION MEDICAL SERVICES LIMITED,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg

Title: Chief Financial Officer

PROFESSIONAL TECHNICIANS, LLC,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

RAPID RELIABLE CARE BY DOCGO, LLC,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

RAPID RELIABLE CARE CA BY DOCGO, LLC,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

RAPID RELIABLE CARE NY BY DOCGO, LLC,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

RAPID TEMPS, LLC,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

RYAN BROS. AMBULANCE, LLC,
as a Guarantor

By: /s/ Norman Rosenberg

Name: Norman Rosenberg
Title: Chief Financial Officer

RYAN BROS. FORT ATKINSON, LLC,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

VIRTUAL CARE MANAGEMENT, LLC,
as a Guarantor

By: /s/ Norman Rosenberg
Name: Norman Rosenberg
Title: Chief Financial Officer

ADMINISTRATIVE AGENT:	CITIBANK, N.A. By: /s/ Vivek Tayal Name: Vivek Tayal Title: SVP

LENDERS:	CITIBANK, N.A. By: /s/ Vivek Tayal Name: Vivek Tayal Title: SVP